Supplement dated August 6, 2020 to the Prospectuses

each dated May 1, 2020 for:

Strategic Group Variable Universal Life®

Variable Universal Life II

Issued by Massachusetts Mutual Life Insurance Company

Variable Universal Life

Issued by Massachusetts Mutual Life Insurance Company in New York and California

and C.M. Life Insurance Company in all other states

Variable Life Select

Issued by Massachusetts Mutual Life Insurance Company in New York and Puerto Rico

and MML Bay State Life Insurance Company in all other states

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectuses (“Prospectuses”):

•	Effective September 25, 2020, the American Century VP Income & Growth Fund will be renamed American Century VP Disciplined Core Value Fund. All references in the Prospectuses to American Century VP Income & Growth Fund will be replaced with American Century VP Disciplined Core Value Fund.

If you have questions about this supplement or other product questions, you may contact your registered representative, visit us online at www.massmutual.com/contact-us, or call the MassMutual Customer Service Center at the numbers listed below.

Call our Customer Service Centers Monday through Friday:
Strategic Group Variable Universal Life®	(800) 548-0073 8 a.m. - 5 p.m. Eastern Time
All other variable products listed above	(800) 272-2216 8 a.m. - 8 p.m. Eastern Time

For more information about the fund, read the fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

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